                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
[NUMBER SEAL]            [LOGO OF BALANCE BAR COMPANY]             [SHARES SEAL]

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 057623 10 0

     This Certifies that

     is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

==============================BALANCE BAR COMPANY===============================

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated:

                         [SEAL OF BALANCE BAR COMPANY]
       SECRETARY                                               PRESIDENT

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                            AUTHORIZED SIGNATURE
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                           UNIF GIFT MIN ACT --                 Custodian
     TEN ENT -- as tenants by the entireties                                        ---------------           ----------------
     JT TEN  -- as joint tenants with right of survivorship                             (Cust)                     (Minor)
                and not as tenants in common                                        under Uniform Gifts to Minors
                                                                                    Act
                                                                                        ---------------------------------------
                                                                                                        (State)

                                                               UNIF TRF MIN ACT  --             Custodian (until age             )
                                                                                    -----------                      -----------
                                                                                       (Cust)
                                                                                                           under Uniform Transfers
                                                                                    ----------------------
                                                                                           (Minor)
                                                                                    to Minors Act
                                                                                                  -------------------------------
                                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                         ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------

                                         X
                                           ----------------------------------

                                         X
                                           ----------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   ----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ab-15.